UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 18, 2017
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 5.07	Submission of Matters to a Vote of Security Holders.
On August 18, 2017, Carter Validus Mission Critical REIT II, Inc. (the “Company”) reconvened its 2017 Annual Meeting of Stockholders, which was initially convened on July 21, 2017 and then immediately thereafter adjourned to August 18, 2017 at 1:00 p.m. local time in order to provide additional time to solicit proxies with respect to the proposals. At the reconvened meeting, the Company’s stockholders voted on the following proposals: (i) to elect five directors to the board of directors of the Company to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and (ii) to approve certain charter amendments to comply with requests from a state securities administrator.
Proposal 1. To elect five directors to the board of directors of the Company to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify.
Each of the five nominees for director was elected by the Company's stockholders by the requisite vote necessary for approval, and the final voting results with respect to the proposal are set forth below:

Name of Director	For	Withheld/Abstentions	Broker Non-Votes
Robert M. Winslow	48,905,109.13	1,714,478.00	—
John E. Carter	48,912,352.06	1,707,235.06	—
Randall Greene	48,868,144.11	1,751,443.01	—
Jonathan Kuchin	48,776,299.68	1,843,287.44	—
Ronald Rayevich	48,758,853.86	1,860,733.26	—
Proposal 2. To approve certain charter amendments to comply with requests from a state securities administrator.
The charter amendments were approved by the Company's stockholders by the requisite vote necessary for approval, and the final voting results with respect to the proposal are set forth below:

For	Against	Withheld/Abstentions	Broker Non-Votes
46,923,625.49	801,294.33	2,894,667.30	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: August 18, 2017	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer